UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2007

HICKORY TECH CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-13721	41-1524393
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer Identification No.)
of incorporation)

221 East Hickory Street, P.O. Box 3248, Mankato, MN		56002-3248
(Address of principal executive offices)		(Zip Code)

(800) 326-5789
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.              Changes in Registrant’s Certifying Accountant

(a) On March 19, 2007,  the Audit Committee of HickoryTech Corporation, ( the “Company”) dismissed PricewaterhouseCoopers LLP, “PricewaterhouseCoopers” as the Company’s independent registered public accounting firm.

The reports of PricewaterhouseCoopers on the financial statements of the Company for the fiscal years ended December 31, 2006 and 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the two fiscal years ended December 31, 2006 and 2005 and through March 19, 2007, there have been no disagreements (as described in Regulation S-K Item 304(a)(1)(iv)) with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused PricewaterhouseCoopers to make reference thereto in its report on the financial statements for such years.

During the two fiscal years ended December 31, 2006 and 2005 and through March 19, 2007, there have been no reportable events (as outlined in Regulation S-K Item 304 (a)(1)(v)).

In response to the Company’s request PricewaterhouseCoopers has furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of such letter dated March 26, 2007 is attached as Exhibit 16 to this Form 8-K.

b) On March 19, 2007, the Audit Committee approved the appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.  The Company has had no occasions during the fiscal years ended December 31, 2006 and 2005 and through March 19, 2007 upon which it has consulted with Grant Thornton on any matters described in Item 304 (a)(2)(i) and Item 304 (a)(2)(ii) of Regulation S-K.

Item 9.01.              Financial Statements and Exhibits.

(c)           Exhibits.

16	Letter dated March 26, 2007 from PricewaterhouseCoopers, LLP to the Securities and Exchange commission regarding statements included in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  March 28, 2007

HICKORY TECH CORPORATION

By:	/s/ John W. Finke
	Name:	John W. Finke
	Title:	President and CEO

By:	/s/ David A. Christensen
	Name:	David A. Christensen
	Title:	Senior VP and CFO

EXHIBIT INDEX

Exhibit No.	Description
16	Letter dated March 26, 2007 from PricewaterhouseCoopers, LLP to the Securities and Exchange commission regarding statements included in this Form 8-K.